UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07177

Name of Fund: BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid
Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55
East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2012

Date of reporting period: 07/31/2011

Item 1 – Report to Stockholders

Semi-Annual Report (Unaudited)

BlackRock Mid Cap Value Opportunities Fund | of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of
US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-
than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable.
Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quanti-
tative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North
Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-
quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in economic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington, DC led to a loss of confidence in policymakers. Stocks generally declined from
May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“Although markets remain highly
volatile and conditions are highly
uncertain, BlackRock remains
focused on finding opportunities
in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011
	6-month	12-month
US large cap equities	1.46%	19.65%
(S&P 500® Index)
US small cap equities	2.63	23.92
(Russell 2000® Index)
International equities	0.93	17.17
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.23	17.45
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.07	0.14
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	6.93	4.53
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.23	4.44
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.27	3.24
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	3.90	12.89
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2011

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended July 31, 2011, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

• During the period, performance benefited from an overweight position rel-
ative to the benchmark and stock selection in the energy sector, where the Fund’s oil-related holdings contributed significantly to performance.
Stock selection also added value in information technology (IT), with notable outperformance coming from select video game companies. An overweight and stock selection in health care was a source of value, with holdings performing well in health care providers & services, health care equipment & supplies and biotechnology. Similarly positioning within financials added value, as our bias toward thrifts and consumer finance and away from banks and capital markets proved successful. Additionally, stock selection among insurance companies and within materials added value, with a handful of strong performers across industries ranging from mining to chemicals to paper & packaging.

• Conversely, stock selection in industrials was a modest detractor, espe-
cially in airlines, machinery and railroads. Additionally, the Fund’s under-
weights in utilities and consumer staples detracted.

Describe recent portfolio activity.

• During the six-month period, we trimmed holdings in software companies within IT. We exited biotechnology within health care, where we trimmed health care suppliers and health care providers.
In financials, we reduced exposure to thrifts, eliminating New York
Community Bancorp, Inc. We modestly increased exposure to
chemicals and packaging companies within materials and
increased exposure to cash.

• Individual additions of note included Forest City Enterprises, Inc.,
Class A and Corporate Office Properties Trust in the real estate man-
agement and real estate investment trust groups, respectively. We added Fidelity National Title Group, Inc., Class A as part of a reposi-
tioning in insurance. In telecommunication services, we added
CenturyLink, Inc. and eliminated Qwest Communications International,
Inc. In health care, we sold Kinetic Concepts, Inc. and reduced
DENTSPLY International, Inc.

Describe portfolio positioning at period end.

• At the end of the period, the Fund was underweight relative to the benchmark in financials, industrials, utilities and consumer staples, and overweight in health care, energy and IT. During this volatile period, cash added to performance, as cash balances were increased during the period, cushioning performance during the declining markets near the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Omnicare, Inc.	2%
Coventry Health Care, Inc.	2
CareFusion Corp.	2
Pharmaceutical Product Development, Inc.	2
Health Net, Inc.	2
Corporate Office Properties Trust	1
HollyFrontier Corp.	1
SM Energy Co.	1
Forest City Enterprises, Inc., Class A	1
OGE Energy Corp.	1

Percent of
Long-Term
Sector Allocations	Investments
Financials	22%
Industrials	13
Information Technology	13
Health Care	11
Energy	11
Consumer Discretionary	10
Utilities	9
Materials	7
Consumer Staples	3
Telecommunication Services	1

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Total Return Based on a $10,000 Investment

Performance Summary for the Period Ended July 31, 2011

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C
Shares are subject to a distribution fee of 0.75% and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to February
4, 2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income avail-
able to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense exam-
ple on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2011 and held through July 31, 2011)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help share-
holders determine the relative total expenses of owning different funds.
If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Schedule of Investments July 31, 2011 (Unaudited)
 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
Alliant Techsystems, Inc.	49,000	$ 3,196,270
Curtiss-Wright Corp.	72,900	2,329,884
Spirit Aerosystems Holdings, Inc., Class A (a)	77,500	1,587,975
Textron, Inc.	72,000	1,665,360
		8,779,489
Airlines — 0.5%
Delta Air Lines, Inc. (a)	284,300	2,243,127
Auto Components — 0.6%
TRW Automotive Holdings Corp. (a)	52,500	2,649,675
Automobiles — 0.3%
Thor Industries, Inc.	56,100	1,387,353
Capital Markets — 0.2%
Raymond James Financial, Inc.	20,400	647,904
Chemicals — 2.4%
Cytec Industries, Inc.	76,700	4,295,200
FMC Corp.	44,600	3,905,622
Huntsman Corp.	93,600	1,787,760
		9,988,582
Commercial Banks — 5.6%
Associated Banc-Corp.	212,200	2,896,530
BancorpSouth, Inc.	169,800	2,299,092
Bank of Hawaii Corp.	60,100	2,693,081
City National Corp.	16,100	864,248
Commerce Bancshares, Inc.	71,295	2,916,679
Cullen/Frost Bankers, Inc.	47,400	2,553,912
East-West Bancorp, Inc.	111,800	2,075,008
Fulton Financial Corp.	313,800	3,185,070
TCF Financial Corp.	38,700	492,264
Valley National Bancorp	249,520	3,281,188
		23,257,072
Communications Equipment — 1.3%
Brocade Communications Systems, Inc. (a)(b)	472,600	2,589,848
Motorola Mobility Holdings, Inc. (a)	136,600	3,057,108
		5,646,956
Computers & Peripherals — 0.8%
NCR Corp. (a)	170,600	3,403,470
Construction & Engineering — 1.3%
Jacobs Engineering Group, Inc. (a)	48,900	1,913,946
KBR, Inc.	30,000	1,069,500
URS Corp. (a)	64,100	2,617,203
		5,600,649
Construction Materials — 0.5%
Martin Marietta Materials, Inc.	25,100	1,898,062
Consumer Finance — 0.4%
Discover Financial Services, Inc.	71,000	1,818,310
Containers & Packaging — 2.2%
Bemis Co.	80,700	2,550,120
Owens-Illinois, Inc. (a)	166,200	3,850,854
Sonoco Products Co.	81,400	2,608,870
		9,009,844
Distributors — 0.3%
Genuine Parts Co.	23,400	1,243,944
Diversified Consumer Services — 0.3%
Regis Corp.	79,300	1,177,605

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	92,706	$ 3,440,320
Electric Utilities — 2.0%
DPL, Inc.	14,300	432,575
Hawaiian Electric Industries, Inc.	79,000	1,848,600
Northeast Utilities, Inc.	99,500	3,383,000
Pinnacle West Capital Corp.	64,900	2,748,515
		8,412,690
Electrical Equipment — 0.7%
Ametek, Inc.	68,300	2,902,750
Electronic Equipment, Instruments
& Components — 3.2%
Arrow Electronics, Inc. (a)	87,400	3,037,150
Avnet, Inc. (a)	113,200	3,316,760
Ingram Micro, Inc., Class A (a)	148,400	2,752,820
Jabil Circuit, Inc.	131,600	2,409,596
Molex, Inc.	74,900	1,758,652
		13,274,978
Energy Equipment & Services — 3.3%
C & J Energy Services, Inc. (a)	17,500	533,750
Dresser-Rand Group, Inc. (a)(b)	97,900	5,229,818
Patterson-UTI Energy, Inc.	120,600	3,923,118
Superior Energy Services, Inc. (a)	101,100	4,194,639
		13,881,325
Food Products — 0.8%
The J.M. Smucker Co.	24,100	1,877,872
Smithfield Foods, Inc. (a)	75,600	1,664,712
		3,542,584
Gas Utilities — 1.1%
Energen Corp.	45,200	2,658,212
UGI Corp.	65,900	1,996,770
		4,654,982
Health Care Equipment & Supplies — 2.4%
Alere Inc. (a)	95,500	2,816,295
CareFusion Corp. (a)	247,000	6,518,330
DENTSPLY International, Inc.	19,100	723,699
		10,058,324
Health Care Providers & Services — 6.9%
Coventry Health Care, Inc. (a)	205,300	6,569,600
Health Net, Inc. (a)	218,300	6,138,596
Omnicare, Inc.	266,500	8,128,250
Owens & Minor, Inc.	107,100	3,266,550
Tenet Healthcare Corp. (a)	841,000	4,675,960
		28,778,956
Hotels, Restaurants & Leisure — 1.4%
Darden Restaurants, Inc.	43,900	2,230,120
Dunkin' Brands Group, Inc. (a)	17,200	497,596
Wyndham Worldwide Corp.	86,300	2,985,117
		5,712,833
Household Durables — 2.3%
Jarden Corp.	67,100	2,079,429
KB Home	95,400	809,946
Lennar Corp., Class A	132,300	2,340,387
NVR, Inc. (a)	3,000	2,040,270
Newell Rubbermaid, Inc.	162,200	2,517,344
		9,787,376

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Products — 1.7%
Church & Dwight Co., Inc.	55,200	$ 2,226,768
Clorox Co.	19,300	1,381,687
Energizer Holdings, Inc. (a)	43,200	3,483,648
		7,092,103
IT Services — 1.5%
Acxiom Corp. (a)	150,600	2,069,244
Amdocs Ltd. (a)	76,400	2,408,892
Convergys Corp. (a)	135,200	1,681,888
		6,160,024
Insurance — 6.9%
American Financial Group, Inc.	69,500	2,361,610
Brown & Brown, Inc.	72,000	1,570,320
CNA Financial Corp.	85,100	2,343,654
Everest Re Group Ltd.	25,300	2,077,636
Fidelity National Title Group, Inc., Class A	263,300	4,291,790
HCC Insurance Holdings, Inc.	84,000	2,530,920
Old Republic International Corp.	95,400	995,976
ProAssurance Corp. (a)	40,600	2,827,790
Reinsurance Group of America, Inc.	51,300	2,986,173
Transatlantic Holdings, Inc.	26,300	1,346,823
Unum Group	52,400	1,278,036
W.R. Berkley Corp.	134,700	4,147,413
		28,758,141
Internet Software & Services — 1.0%
IAC/InterActiveCorp. (a)	96,700	4,002,413
Leisure Equipment & Products — 0.8%
Mattel, Inc.	127,200	3,391,152
Life Sciences Tools & Services — 1.5%
Pharmaceutical Product Development, Inc.	215,000	6,198,450
Machinery — 6.8%
AGCO Corp. (a)	60,800	2,883,136
Dover Corp.	69,900	4,226,853
Harsco Corp.	82,900	2,272,289
IDEX Corp.	64,700	2,683,756
Kennametal, Inc.	70,700	2,787,701
Navistar International Corp. (a)	27,900	1,431,549
Parker Hannifin Corp.	46,100	3,642,822
SPX Corp.	41,500	3,122,460
Terex Corp. (a)	64,400	1,430,324
Timken Co.	88,800	3,877,896
		28,358,786
Media — 0.4%
Harte-Hanks, Inc.	227,500	1,858,675
Metals & Mining — 1.7%
Carpenter Technology Corp.	55,200	3,170,688
Cliffs Natural Resources, Inc.	42,400	3,808,368
		6,979,056
Multi-Utilities — 4.9%
Alliant Energy Corp.	94,622	3,729,053
MDU Resources Group, Inc.	190,700	4,111,492
NSTAR	42,400	1,879,592
OGE Energy Corp.	108,400	5,424,336
Vectren Corp.	115,600	3,052,996
Wisconsin Energy Corp.	72,400	2,219,060
		20,416,529

Common Stocks	Shares	Value
Multiline Retail — 0.3%
Dollar Tree, Inc. (a)	20,800	$ 1,377,584
Oil, Gas & Consumable Fuels — 7.0%
Arch Coal, Inc.	62,500	1,600,000
Bill Barrett Corp. (a)	52,000	2,587,520
Cabot Oil & Gas Corp., Class A	34,600	2,563,168
HollyFrontier Corp.	77,678	5,856,123
Oasis Petroleum, Inc. (a)	133,200	3,934,728
PetroHawk Energy Corp. (a)	68,800	2,627,472
SM Energy Co.	76,700	5,779,345
Whiting Petroleum Corp. (a)	77,300	4,529,780
		29,478,136
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	81,700	2,544,138
Professional Services — 0.3%
Manpower, Inc.	21,000	1,060,920
Real Estate Investment Trusts (REITs) — 6.0%
American Campus Communities, Inc.	89,500	3,331,190
BioMed Realty Trust, Inc.	236,000	4,630,320
CommonWealth REIT	129,875	3,067,647
Corporate Office Properties Trust	189,800	5,897,086
Dupont Fabros Technology, Inc.	113,400	2,890,566
Kilroy Realty Corp.	79,400	3,063,252
The Macerich Co.	243	12,911
Omega Healthcare Investors, Inc.	114,800	2,254,672
		25,147,644
Real Estate Management & Development — 1.3%
Forest City Enterprises, Inc., Class A (a)	306,000	5,511,060
Road & Rail — 0.5%
Con-way, Inc.	59,600	2,182,552
Semiconductors & Semiconductor
Equipment — 1.5%
Advanced Micro Devices, Inc. (a)	235,800	1,730,772
Microchip Technology, Inc.	48,400	1,633,500
RF Micro Devices, Inc. (a)	405,300	2,735,775
		6,100,047
Software — 2.8%
CA, Inc.	108,200	2,412,860
Electronic Arts, Inc. (a)	140,200	3,119,450
Nuance Communications, Inc. (a)	170,700	3,415,707
Synopsys, Inc. (a)	89,500	2,145,315
TIBCO Software, Inc. (a)	23,300	606,732
		11,700,064
Specialty Retail — 1.8%
Foot Locker, Inc.	63,357	1,376,748
Guess?, Inc.	55,000	2,096,600
Limited Brands, Inc.	92,800	3,513,408
RadioShack Corp.	49,707	691,921
		7,678,677
Textiles, Apparel & Luxury Goods — 0.8%
Phillips-Van Heusen Corp.	45,100	3,226,905
Thrifts & Mortgage Finance — 0.5%
First Niagara Financial Group, Inc.	102,500	1,255,625
Washington Federal, Inc.	42,300	715,293
		1,970,918

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Water Utilities — 0.5%
Aqua America, Inc.	90,900	$ 1,922,534
Total Long-Term Investments
(Cost — $321,630,854) — 94.8%		396,315,668
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.06% (c)(d)	17,031,103	17,031,103
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.09% (c)(d)(e)	$941	940,500
Total Short-Term Securities
(Cost — $17,971,603) — 4.3%		17,971,603
Total Investments (Cost — $339,602,457*) — 99.1%		414,287,271
Other Assets Less Liabilities — 0.9%		3,826,913
Net Assets — 100.0%		$ 418,114,184

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 342,451,439
Gross unrealized appreciation	$ 82,609,010
Gross unrealized depreciation	(10,773,178)
Net unrealized appreciation	$ 71,835,832

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	January 31, 2011	Activity	July 31, 2011	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	6,880,283	10,150,820	17,031,103	$ 7,846
BlackRock
Liquidity
Series, LLC
Money Market
Series	$11,316,050 $(10,375,550) $ 940,500			$ 5,332

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the
Fund’s perceived risk of investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$396,315,668	—	—	$396,315,668
Short-Term
Securities	17,031,103	$ 940,500	—	17,971,603
Total	$413,346,771	$ 940,500	—	$414,287,271

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	9

Statement of Assets and Liabilities
July 31, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $861,176) (cost — $321,630,854)	$ 396,315,668
Investments at value — affiliated (cost — $17,971,603)	17,971,603
Investments sold receivable	8,338,819
Capital shares sold receivable	996,486
Dividends receivable	284,970
Securities lending income receivable — affiliated	150
Prepaid expenses	6,577
Total assets	423,914,273
Liabilities
Collateral on securities loaned at value	940,500
Capital shares redeemed payable	1,708,981
Investments purchased payable	2,507,455
Investment advisory fees payable	241,237
Service and distribution fees payable	137,246
Other affiliates payable	1,932
Officer's and Directors' fees payable	445
Other accrued expenses payable	262,293
Total liabilities	5,800,089
Net Assets	$ 418,114,184
Net Assets Consist of
Paid-in capital	$ 403,111,045
Undistributed net investment income	509,414
Accumulated net realized loss	(60,191,089)
Net unrealized appreciation/depreciation	74,684,814
Net Assets	$ 418,114,184
Net Asset Value
Institutional — Based on net assets of $95,222,886 and 5,370,804 shares outstanding, 20 million shares authorized, $0.10 par value	$ 17.73
Investor A — Based on net assets of $181,483,925 and 10,499,295 shares outstanding, 40 million shares authorized, $0.10 par value	$ 17.29
Investor B — Based on net assets of $7,294,488 and 458,685 shares outstanding, 40 million shares authorized, $0.10 par value	$ 15.90
Investor C — Based on net assets of $68,874,598 and 4,417,596 shares outstanding, 40 million shares authorized, $0.10 par value	$ 15.59
Class R — Based on net assets of $65,238,287 and 4,049,830 shares outstanding, 40 million shares authorized, $0.10 par value	$ 16.11

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Statement of Operations
Six Months Ended July 31, 2011 (Unaudited)
Investment Income
Dividends — unaffiliated	$ 3,376,206
Dividends — affiliated	7,846
Securities lending — affiliated	5,332
Total income	3,389,384
Expenses
Investment advisory	1,384,675
Service — Investor A	226,697
Service and distribution — Investor B	40,392
Service and distribution — Investor C	360,659
Service and distribution — Class R	180,094
Transfer agent — Institutional	55,823
Transfer agent — Investor A	159,059
Transfer agent — Investor B	14,786
Transfer agent — Investor C	140,831
Transfer agent — Class R	112,853
Accounting services	43,266
Professional	42,377
Printing	39,942
Registration	37,752
Custodian	19,233
Officer and Directors	10,700
Miscellaneous	15,344
Total expenses	2,884,483
Less fees waived by advisor	(4,515)
Total expenses after fees waived	2,879,968
Net investment income	509,416
Realized and Unrealized Gain
Net realized gain from investments	22,561,767
Net change in unrealized appreciation/depreciation on investments	(17,466,464)
Total realized and unrealized gain	5,095,303
Net Increase in Net Assets Resulting from Operations	$ 5,604,719

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	11

Statements of Changes in Net Assets
	Six Months
	Ended	Year Ended
	July 31, 2011	January 31,
Increase (Decrease) in Net Assets:	( Unaudited)	2011
Operations
Net investment income	$ 509,416	$ 1,212,981
Net realized gain	22,561,767	30,099,830
Net change in unrealized appreciation/depreciation	(17,466,464)	60,509,284
Net increase in net assets resulting from operations	5,604,719	91,822,095
Dividends to Shareholders From
Net investment income:
Institutional	(569,780)	—
Investor A	(706,648)	—
Decrease in net assets resulting from dividends to shareholders	(1,276,428)	—
Capital Share Transactions
Net increase in net assets derived from capital share transactions	27,102,990	12,995,785
Net Assets
Total increase in net assets	31,431,281	104,817,880
Beginning of period	386,682,903	281,865,023
End of period	$ 418,114,184	$ 386,682,903
Undistributed net investment income	$ 509,414	$ 1,276,426

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Financial Highlights
			Institutional
	Six Months
	Ended
	July 31, 2011		Year Ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 17.48	$ 13.08	$ 9.37	$ 14.80	$ 18.79	$ 19.89
Net investment income[1]	0.07	0.14	0.06	0.11	0.05	0.05
Net realized and unrealized gain (loss)	0.29	4.26	3.73	(5.42)	(0.81)	1.79
Net increase (decrease) from investment operations	0.36	4.40	3.79	(5.31)	(0.76)	1.84
Dividends and distributions from:
Net investment income	(0.11)	—	(0.08)	—	—	—
Net realized gain	—	—	—	(0.12)	(3.23)	(2.94)
Total dividends and distributions	(0.11)	—	(0.08)	(0.12)	(3.23)	(2.94)
Net asset value, end of period	$ 17.73	$ 17.48	$ 13.08	$ 9.37	$ 14.80	$ 18.79
Total Investment Return[2]
Based on net asset value	2.01%[3]	33.64%	40.63%[4]	(36.16)%	(5.36)%	10.09%
Ratios to Average Net Assets
Total expenses	0.87%[5]	0.94%	1.04%	0.98%	0.93%	1.01%
Total expenses after fees waived	0.86%[5]	0.94%	1.04%	0.98%	0.93%	1.01%
Net investment income	0.72%[5]	0.93%	0.53%	0.84%	0.29%	0.28%
Supplemental Data
Net assets, end of period (000)	$ 95,223	$ 83,905	$ 60,549	$ 46,590	$ 78,988	$ 105,207
Portfolio turnover	30%	54%	106%	154%	148%	99%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 40.20%.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	13

Financial Highlights (continued)
			Investor A
	Six Months
	Ended
	July 31, 2011		Year Ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 17.04	$ 12.79	$ 9.16	$ 14.52	$ 18.49	$ 19.63
Net investment income (loss)[1]	0.04	0.09	0.02	0.06	(0.00)[2]	0.00[3]
Net realized and unrealized gain (loss)	0.28	4.16	3.65	(5.30)	(0.79)	1.76
Net increase (decrease) from investment operations	0.32	4.25	3.67	(5.24)	(0.79)	1.76
Dividends and distributions from:
Net investment income	(0.07)	—	(0.04)	—	—	—
Net realized gain	—	—	—	(0.12)	(3.18)	(2.90)
Total dividends and distributions	(0.07)	—	(0.04)	(0.12)	(3.18)	(2.90)
Net asset value, end of period	$ 17.29	$ 17.04	$ 12.79	$ 9.16	$ 14.52	$ 18.49
Total Investment Return[4]
Based on net asset value	1.85%[5]	33.23%	40.10%[6]	(36.39)%	(5.64)%	9.76%
Ratios to Average Net Assets
Total expenses	1.18%[7]	1.28%	1.42%	1.36%	1.24%	1.26%
Total expenses after fees waived	1.17%[7]	1.28%	1.42%	1.36%	1.24%	1.26%
Net investment income (loss)	0.42%[7]	0.59%	0.17%	0.46%	(0.02)%	0.00%[8]
Supplemental Data
Net assets, end of period (000)	$ 181,484	$ 152,037	$ 101,184	$ 64,948	$ 110,362	$ 121,065
Portfolio turnover	30%	54%	106%	154%	148%	99%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Amount is less than $0.01 per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.66%.
7 Annualized.
8 Amount is less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Financial Highlights (continued)
			Investor B
	Six Months
	Ended
	July 31, 2011		Year Ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 15.69	$ 11.88	$ 8.55	$ 13.66	$ 17.54	$ 18.73
Net investment loss[1]	(0.04)	(0.04)	(0.08)	(0.04)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	0.25	3.85	3.41	(4.96)	(0.74)	1.67
Net increase (decrease) from investment operations	0.21	3.81	3.33	(5.00)	(0.88)	1.53
Distributions from net realized gain	—	—	—	(0.11)	(3.00)	(2.72)
Net asset value, end of period	$ 15.90	$ 15.69	$ 11.88	$ 8.55	$ 13.66	$ 17.54
Total Investment Return[2]
Based on net asset value	1.34%[3]	32.07%	38.95%[4]	(36.91)%	(6.38)%	8.94%
Ratios to Average Net Assets
Total expenses	2.11%[5]	2.17%	2.26%	2.12%	2.04%	2.03%
Total expenses after fees waived	2.11%[5]	2.17%	2.26%	2.12%	2.04%	2.03%
Net investment loss	(0.51)%[5]	(0.27)%	(0.77)%	(0.34)%	(0.83)%	(0.75)%
Supplemental Data
Net assets, end of period (000)	$ 7,294	$ 8,551	$ 12,708	$ 20,131	$ 46,499	$ 78,174
Portfolio turnover	30%	54%	106%	154%	148%	99%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.60%.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	15

Financial Highlights (continued)
			Investor C
	Six Months
	Ended
	July 31, 2011		Year Ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 15.39	$ 11.67	$ 8.41	$ 13.47	$ 17.36	$ 18.61
Net investment loss[1]	(0.04)	(0.05)	(0.09)	(0.06)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	0.24	3.77	3.35	(4.90)	(0.72)	1.65
Net increase (decrease) from investment operations	0.20	3.72	3.26	(4.96)	(0.88)	1.51
Distributions from net realized gain	—	—	—	(0.10)	(3.01)	(2.76)
Net asset value, end of period	$ 15.59	$ 15.39	$ 11.67	$ 8.41	$ 13.47	$ 17.36
Total Investment Return[2]
Based on net asset value	1.30%[3]	31.88%	38.76%[4]	(37.06)%	(6.50)%	8.90%
Ratios to Average Net Assets
Total expenses	2.14%[5]	2.27%	2.48%	2.35%	2.15%	2.04%
Total expenses after fees waived	2.14%[5]	2.27%	2.47%	2.35%	2.15%	2.04%
Net investment loss	(0.54)%[5]	(0.39)%	(0.92)%	(0.54)%	(0.93)%	(0.78)%
Supplemental Data
Net assets, end of period (000)	$ 68,875	$ 70,795	$ 57,113	$ 47,034	$ 85,547	$ 111,084
Portfolio turnover	30%	54%	106%	154%	148%	99%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.29%.
5 Annualized.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Financial Highlights (concluded)
			Class R
	Six Months
	Ended
	July 31, 2011		Year Ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 15.85	$ 11.94	$ 8.56	$ 13.63	$ 17.58	$ 18.81
Net investment income (loss)[1]	0.00[2]	0.03	(0.02)	0.01	(0.07)	(0.05)
Net realized and unrealized gain (loss)	0.26	3.88	3.40	(4.97)	(0.74)	1.69
Net increase (decrease) from investment operations	0.26	3.91	3.38	(4.96)	(0.81)	1.64
Dividends and distributions from:
Net investment income	—	—	(0.00)[3]	—	—	—
Net realized gain	—	—	—	(0.11)	(3.14)	(2.87)
Total dividends and distributions	—	—	(0.00)	(0.11)	(3.14)	(2.87)
Net asset value, end of period	$ 16.11	$ 15.85	$ 11.94	$ 8.56	$ 13.63	$ 17.58
Total Investment Return[4]
Based on net asset value	1.64%[5]	32.75%	39.50%[6]	(36.66)%	(6.02)%	9.55%
Ratios to Average Net Assets
Total expenses	1.56%[7]	1.65%	1.81%	1.78%	1.64%	1.51%
Total expenses after fees waived	1.56%[7]	1.65%	1.80%	1.78%	1.64%	1.51%
Net investment income (loss)	0.04%[7]	0.22%	(0.22)%	0.07%	(0.39)%	(0.28)%
Supplemental Data
Net assets, end of period (000)	$ 65,238	$ 71,394	$ 50,310	$ 33,540	$ 49,550	$ 32,476
Portfolio turnover	30%	54%	106%	154%	148%	99%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.15%.
7 Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	17

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock
Mid Cap Value Opportunities Series, Inc. (the “Series”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, open-end management investment company. The
Fund is organized as a Maryland corporation. The Fund’s financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor
A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B,
Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly trans-
action between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of
Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”)
are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recog-
nized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market
Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to
Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25%
on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securi-
ties, is recognized on the accrual basis. Income and realized and unreal-
ized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the

18 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND JULY 31, 2011

Notes to Financial Statements (continued)

current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividends and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended July 31, 2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended January 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measure-
ment to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and rea-
sons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank
PLC (“Barclays”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Series, on behalf of the Fund, entered into an Investment Advisory
Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other serv-
ices necessary to the operations of the Fund. For such services, from
January 1, 2011 through May 31, 2011, the Fund paid the Manager a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on the Fund’s average daily net assets at the following annual rates:

Rate of
Average Daily Net Assets	Advisory Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion, but not exceeding $3 billion	0.61%
In excess of $3 billion, but not exceeding $5 billion	0.59%
In excess of $5 billion, but not exceeding $10 billion	0.57%
In excess of $10 billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	19

Notes to Financial Statements (continued)

percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended July 31, 2011, the Fund reimbursed the
Manager $1,915 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Series, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC
(“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and
Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended July 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $8,611.

For the six months ended July 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$ 1,282
Investor C	$ 1,532

Furthermore, affiliates received contingent deferred sales charges of
$2,651 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended July 31, 2011, the Fund reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$ 353
Investor A	$1,536
Investor B	$ 146
Investor C	$ 781
Class R	$ 388

The Fund received an exemptive order from the Securities and Exchange
Commission (“SEC”) permitting it, among other things, to pay an affili-
ated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as secu-
rities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the
Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the
Statement of Operations. For the six months ended July 31, 2011, BIM received $2,302 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2011, were $135,056,989 and
$124,457,552, respectively.

4. Borrowings:

The Series, on behalf of the Fund, along with certain other funds man-
aged by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011.
The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-
month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus
1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended
July 31, 2011.

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Notes to Financial Statements (continued)

5. Capital Loss Carryforwards:

As of January 31, 2011, the Fund had capital loss carryforwards avail-
able to offset future realized capital gains through the indicated expira-
tion dates as follows:

Expires January 31,
2017	$ 4,624,072
2018	75,279,802
Total	$ 79,903,874

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Fund after
January 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2011, the Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting the Financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	July 31, 2011		January 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,108,700	$ 20,177,465	1,439,774	$ 22,122,137
Shares issued to shareholders
in reinvestment of dividends	28,586	530,557	—	—
Total issued	1,137,286	20,708,022	1,439,774	22,122,137
Shares redeemed	(565,603)	(10,288,465)	(1,269,170)	(18,350,018)
Net increase	571,683	$ 10,419,557	170,604	$ 3,772,119
Investor A
Shares sold and automatic conversion of shares	3,375,879	$ 60,561,875	3,343,064	$ 49,917,396
Shares issued to shareholders in
reinvestment of dividends	37,113	671,758	—	—
Total issued	3,412,992	61,233,633	3,343,064	49,917,396
Shares redeemed	(1,837,168)	(32,539,508)	(2,330,193)	(33,890,163)
Net increase	1,575,824	$ 28,694,125	1,012,871	$ 16,027,233

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	21

Notes to Financial Statements (concluded)

	Six Months Ended		Year Ended
	July 31, 2011		January 31, 2011
	Shares	Amount	Shares	Amount
Investor B
Shares sold	15,635	$ 254,967	53,313	$ 722,078
Shares redeemed and automatic
conversion of shares	(101,929)	(1,670,339)	(577,849)	(7,630,539)
Net decrease	(86,294)	$ (1,415,372)	(524,536)	$ (6,908,461)
Investor C
Shares sold	411,973	$ 6,605,771	968,938	$ 13,152,587
Shares redeemed	(595,856)	(9,550,004)	(1,263,301)	(16,853,753)
Net decrease	(183,883)	$ (2,944,233)	(294,363)	$ (3,701,166)
Class R
Shares sold	1,005,140	$ 16,577,313	2,042,715	$ 27,984,844
Shares redeemed	(1,459,385)	(24,228,400)	(1,750,630)	(24,178,784)
Net increase (decrease)	(454,245)	$ (7,651,087)	292,085	$ 3,806,060

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Mid Cap Value
Opportunities Fund (the “Fund”), a series of BlackRock Mid Cap Value
Opportunities Series, Inc. (the “Series”), met on April 12, 2011 and May
10–11, 2011 to consider the approval of the Series’ investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with
BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor.
The Board also considered the approval of the sub-advisory agreement
(the “Sub-Advisory Agreement”) between the Manager and BlackRock
Investment Management, LLC (the “Sub-Advisor”), with respect to the
Fund. The Manager and the Sub-Advisor are referred to herein as
“BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement
are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “inter-
ested persons” of the Series as defined in the Investment Company
Act of 1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also established an ad hoc committee, the Joint
Product Pricing Committee, which consisted of Independent Board
Members and directors/trustees of the boards of certain other
BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the con-
tinuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, market-
ing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a)
investment performance for one-, three- and five-year periods, as appli-
cable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribu-
tion, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, imple-
mentation of the Fund’s investment objective, policies and restrictions;
(e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of broker-
age commissions and execution quality of portfolio transactions; (j)
BlackRock’s implementation of the Fund’s valuation and liquidity proce-
dures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation method-
ology for its investment professionals and the incentives it creates; and
(m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the adminis-
tration fee, if any) charged to other clients, such as institutional clients,
ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the
Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board,
including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the
Series, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund;
and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board
Member may have attributed different weights to the various
items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the per-
formance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates provide the Fund with certain adminis-
trative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund.
In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional infor-
mation and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and comp-
liance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 12,
2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s per-
formance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the
Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Fund ranked in the first, first and second quar-
tiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent
Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the
Board considered, among other things, certain third party data compar-
ing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Fund, both tangible and intangible, such as BlackRock’s ability to lever-
age its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the invest-
ment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also con-
sidered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted
that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Series, on behalf of the Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the
Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board consid-
ered the detailed review of BlackRock’s fee structure, as it applies to the
Fund, conducted by the ad hoc Joint Product Pricing Committee. Based
upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board
Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the
Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board
Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consid-
eration of these arrangements in prior years.

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund, and Paul L. Audet became Director of the Fund.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	27

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling
(800) SEC-0330. The Fund’s Forms N-Q may also be obtained
upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Emerging Markets Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†		BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†		BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Basic Value Fund		BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund		BlackRock India Fund		BlackRock Science & Technology
BlackRock China Fund		BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio		BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund		BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund		BlackRock Large Cap Core Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†		BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio		BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
Fixed Income Funds
BlackRock Bond Index Fund		BlackRock Income Portfolio†		BlackRock Strategic Income
BlackRock Core Bond Portfolio		BlackRock Inflation Protected Bond Portfolio		Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio		BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio		BlackRock Multi-Sector Bond Portfolio		US Mortgage Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2011	31

This report is not authorized for use as an offer of sale

or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

Past performance results shown in this report should not

be considered a representation of future performance.

Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities
Series, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Date: October 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Date: October 4, 2011